UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
X	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule14a-12

PROS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

EXPLANATORY NOTE

On April 7, 2017, PROS Holdings, Inc. (“we” or the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2017 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with our 2017 Annual Meeting of Stockholders to be held on May 18, 2017 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal Five that is soliciting a non-binding, advisory vote from our stockholders on the frequency with which our stockholders will have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal Five”). This Proposal Five was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC. Other than the addition of this Proposal Five to the Proxy Statement and the Proxy Card, and an updated Notice of the Annual Meeting that adds Proposal Five, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of our stockholders for all proposals to be voted on at the Annual Meeting.
Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2017
This Proxy Statement Supplement (this “Supplement”) supplements and amends the original definitive proxy statement of PROS Holdings, Inc. (the “Company,” “we,” or “our”), dated April 7, 2017 (the “Proxy Statement”), for our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to (i) add a new Proposal Five to the Proxy Statement that provides for a non-binding, advisory vote of our stockholders on the frequency with which our stockholders will have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal Five”) and (ii) update the Notice of the Annual Meeting to add the new Proposal Five (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held Thursday, May 18, 2017, at 8:00 a.m., local time, at 3100 Main Street, 9th Floor, Houston, Texas 77002.
This Supplement relates to the new Proposal Five to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or is being mailed to you along with this Supplement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.
 This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On or about April 25, 2017, we sent this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A, and the enclosed new proxy card to all stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 18, 2017.
This Supplement, the Proxy Statement, Proxy Card, as revised, and our Annual Report on Form 10-K are available at http://www.proxyvote.com and at the “Investor Relations” section of our corporate website at http://www.pros.com/about-pros/investor-relations.
Additionally, you can find a copy of our Annual Report on Form 10-K on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS
Information contained in this Supplement relates to Proposal Five that will be presented to stockholders at the Annual Meeting. Information regarding Proposals One, Two, Three and Four that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 4, 2017, and as was previously made available to you or was mailed to you along with this Supplement.
Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal Five.

Effect of Abstentions and Broker Non-Votes
Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal Five are not treated as votes cast. Therefore, such abstentions will have no effect on the outcome of the vote on Proposal Five. These abstentions, however, are counted toward establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted toward establishing a quorum for the Annual Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your broker, bank or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal Five or the other proposals, except for Proposal Four (the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017). Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Revocation of Proxies/Voting of Shares
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by:

•	Filing with our Corporate Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at or before the taking of the vote at the Annual Meeting; or

•	Attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be delivered to PROS Holdings, Inc. at our headquarters located at 3100 Main Street, Suite 900, Houston, Texas 77002, Attention: Corporate Secretary, or hand-delivered to our Corporate Secretary before the taking of the vote at the Annual Meeting.
If you have previously submitted voting instructions with respect to Proposals One, Two, Three and/or Four, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions; (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals One, Two, Three and Four will result in the shares being voted on those matters as provided in the paragraph directly below; and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.
 For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted (1) “FOR” the election of each of the three (3) Class I director nominees as a director of the Company; (2) “FOR” the approval of our 2017 Equity Incentive Plan (including, without limitation, certain material terms of the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended); (3) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; (4) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; (5) for a frequency of “ONE YEAR” for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal); and (6) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

PROPOSAL FIVE
NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote, on an advisory or non-binding basis, on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal Three, as set forth in the Proxy Statement.
 Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2011, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2011, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.
The Board believes that an annual stockholder vote on the compensation paid to our named executive officers represents a best practice in corporate governance and will provide the Board with current information on stockholder sentiment about our executive compensation program and enable the Board to respond timely, when deemed appropriate, to stockholder concerns about the program.
The Company is presenting this Proposal Five, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal Three above, in our proxy statement.  In particular, we are asking whether the advisory vote should occur every one, two or three years.  The Company asks that you support a frequency period of every year for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers. Stockholders are being asked to vote on the following non-binding advisory resolution:
RESOLVED, that the frequency of once every one, two or three years that receives the highest number of votes cast for this non-binding advisory resolution will be considered to be the preferred frequency of the stockholders with which the Company is to hold future non-binding stockholder advisory votes on the compensation paid to our named executive officers set forth in the Company’s proxy statement.
Vote Required
As with your vote on Proposal Three, your vote on this Proposal Five is an advisory vote and therefore not binding. However, our Board and the Compensation Committee of our Board value the opinions of our stockholders, and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment, and our Board will evaluate any appropriate next steps.
Stockholders may vote for one, two or three years or may abstain. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for a frequency of every “one year.” The advisory vote on frequency will be determined based on the number of years that receives the most votes cast. Shares of common stock that are present at the Annual Meeting but abstain from voting on such proposal are not treated as votes cast and will have no effect on the outcome of the vote on this proposal. Also, broker non-votes will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A RESOLUTION THAT PROVIDES FOR A FREQUENCY OF “ONE YEAR” FOR FUTURE NON-BINDING, ADVISORY STOCKHOLDER VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Appendix A

Updated Notice of Annual Meeting

PROS Holdings, Inc.
3100 Main Street, 9th Floor
Houston, Texas 77002

UPDATED NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

DATE Thursday, May 18, 2017

TIME 8:00 a.m., Central Daylight Time

PLACE 3100 Main Street, 9th Floor, Houston, Texas 77002, +1 (713) 335-5151

AGENDA The following agenda items, which now include a new Proposal Five, are more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement:

1.     Election of three (3) Class I directors named in the Proxy Statement to the Board of Directors each to serve a three-year term until our Annual Meeting to be held in the year 2020;

2.     Approval of our 2017 Equity Incentive Plan (including, without limitation, certain material terms of the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended);

3.     Advisory vote on named executive officer compensation;

4.     Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017;

5.     Advisory vote on frequency of voting on named executive officer compensation; and

6.     Transaction of such other business as may properly come before the Annual Meeting.

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons appointed in the enclosed proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.
The Board recommends that you vote “FOR” each of the Class I director nominees proposed by the Board, that you vote “FOR” Proposals Two, Three and Four and for a frequency of “ONE YEAR” under Proposal Five. The background of each of the Class I director nominees and a description of the other proposals are described in detail in the accompanying Proxy Statement.
RECORD DATE
Only stockholders of record at the close of business on March 28, 2017, will be entitled to receive notice of, and to vote at the Annual Meeting.
MATERIALS TO REVIEW
We mailed to our stockholders a Notice of Internet Availability of Proxy Materials (Notice), instead of a paper copy of the Proxy Statement and our Annual Report to Stockholders for the Year Ended December 31, 2016 (2016 Annual Report), beginning on or about April 7, 2017. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the Proxy Statement, our 2016 Annual Report and a form of proxy card or voting instruction card.

In addition, on or about April 25, 2017, we mailed a supplement to our proxy statement (the “Proxy Statement Supplement”), which included a paper copy of this updated notice of the Annual Meeting, a revised proxy card and/or voter information form, proxy statement, and annual report, in order to provide for stockholders to vote at the Annual Meeting on Proposal Five, which relates to an advisory vote on the frequency of the say-on-pay vote on the compensation paid to our named executive officers.
The Proxy Statement Supplement contains additional information related to the new Proposal Five to be considered by stockholders at the Annual Meeting. However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.
Please note that if you have already voted your shares, we strongly encourage you to also vote on Proposal Five, which has been added for stockholders to consider and vote on at the Annual Meeting.
Please vote your shares promptly to ensure the presence of a quorum at the meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the accompanying proxy card or voting instruction form will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we enclosed with the Proxy Statement an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

By Order of the Board of Directors,

/s/ Damian Olthoff
Damian Olthoff
General Counsel and Secretary

April 21, 2017

Important Notice Regarding Availability of Proxy Materials
for the 2017 Annual Meeting of Stockholders to Be Held on May 18, 2017

Our Proxy Statement, Proxy Statement Supplement, 2016 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2016, and Proxy Card, as revised, are available on the Internet at http://www.proxyvote.com and at the “Investor Relations” section of our corporate website at http://www.pros.com/about-pros/investor-relations.

Appendix B

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by PROS Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Greg B. Peterson 02 Timothy V. Williams 03 Mariette M. Woestemeyer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 To approve the 2017 Equity Incentive Plan (including, without limitation, certain material terms of the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended).	☐	☐	☐
3 To conduct an advisory vote on executive compensation.	☐	☐	☐
4 To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of PROS Holdings, Inc. for the fiscal year ending December 31, 2017.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
5 Advisory vote on the frequency of the advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted at the proxies' discretion. The Board of Directors recommends a vote IN FAVOR OF the directors listed above, IN FAVOR OF the 2017 Equity Incentive Plan, IN FAVOR OF the advisory vote on executive compensation and IN FAVOR OF the appointment of PricewaterhouseCoopers LLP. This Proxy, when properly executed, will be voted as specified. If no specification is made, the Proxy will be voted IN FAVOR OF the directors listed above, IN FAVOR OF the 2017 Equity Incentive Plan, IN FAVOR OF advisory vote on executive compensation, IN FAVOR OF the appointment of PricewaterhouseCoopers LLP and for a frequency of ONE YEAR for advisory votes on executive compensation.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000335519_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

PROS HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
May 18, 2017

The stockholder(s) hereby appoint(s) Stefan B. Schulz and Damian W. Olthoff, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PROS Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. CDT on May 18, 2017, at 3100 Main Street, 9th Floor, Houston, TX 77002, and any adjournment or postponement thereof.

Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and the proxies' discretion on such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote IN FAVOR OF the directors listed on the reverse side, IN FAVOR OF the 2017 Equity Incentive Plan, IN FAVOR OF the advisory vote on executive compensation and IN FAVOR OF the appointment of PricewaterhouseCoopers LLP. If no specification is made, this Proxy will be voted IN FAVOR OF the election of directors listed on the reverse side of this proxy card, IN FAVOR OF the 2017 Equity Incentive Plan, IN FAVOR OF the advisory vote on executive compensation, IN FAVOR OF the appointment of PricewaterhouseCoopers LLP and for a frequency of ONE YEAR for advisory votes on executive compensation.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000335519_2 R1.0.1.15